EXECUTION VERSION

INCREMENTAL AMENDMENT NO. 1 TO CREDIT AGREEMENT
Incremental Amendment No. 1 to Credit Agreement dated as of March 8, 2013 (this “First Incremental Amendment”) among NORANDA ALUMINUM ACQUISITION CORPORATION, a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., as Incremental Term Lender (the “Incremental Term Lender”), BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”) and the Lenders party hereto (the “Lenders”).
The Borrower, Noranda Aluminum Holding Corporation, a Delaware corporation, the lenders from time to time party thereto, the Administrative Agent and Citibank, N.A., UBS Securities LLC, Barclays Capital, Credit Suisse Securities (USA) LLC, Goldman Sachs Bank USA and Apollo Global Securities, LLC, as Co-Syndication Agents and Co-Documentation Agents, are parties to a Credit Agreement dated as of February 29, 2012 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”). Pursuant to Section 2.12(a) of the Credit Agreement, the Borrower has requested that the Incremental Term Lender provide Incremental Term Loans. In accordance with Section 2.12(b) of the Credit Agreement, the Incremental Term Lender has elected to provide Incremental Term Loans on the terms and conditions set forth herein. In addition, the Borrower has requested that the Lenders agree to certain amendments to the Credit Agreement, and each of the Lenders signatory hereto (which Lenders collectively constitute the requisite Lenders under the Credit Agreement), have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement as herein provided. Accordingly, the Borrower, the Incremental Term Lender, the Administrative Agent and the Lenders party hereto agree as follows:
ARTICLE I
DEFINITIONS
Section 1.01    Definitions. Unless otherwise defined herein, capitalized terms defined in the Credit Agreement after giving effect to this First Incremental Amendment (the “Amended Credit Agreement”) have the same meanings when used in this First Incremental Amendment.
ARTICLE II
INCREMENTAL TERM LOAN COMMITMENT
Section 2.01    Incremental Term Loan Commitment. The Incremental Term Lender hereby agrees to provide Incremental Term Loans on the First Incremental Amendment Effective Date on the terms and conditions set forth herein and in the amount set forth opposite its name on Annex I attached hereto. Incremental Term Loans provided pursuant to this First Incremental Amendment shall be subject to all of the terms and conditions set forth in the Amended Credit Agreement, including, without limitation, Section 2.12. Incremental Term Loans provided pursuant to this First Incremental Amendment shall be Term B Loans and shall be subject to all the terms and conditions set forth in the Amended Credit Agreement.
ARTICLE III
AMENDMENTS TO THE CREDIT AGREEMENT
Section 3.01    Amendments. The Credit Agreement is hereby amended as follows:

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(a)    Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:
“First Incremental Amendment” means that certain Incremental Amendment No. 1 to Credit Agreement dated as of March 8, 2013 among the Borrower, the Administrative Agent, the Incremental Term Lender (as defined therein) and the other Lenders party thereto.
“First Incremental Amendment Effective Date” means the date on which the conditions specified in Section 4.01 of the First Incremental Amendment are satisfied (or waived).
(b)    The definition of “Incremental Amount” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Incremental Amount” means, at any time, the greater of (i) the excess, if any, of (A) the sum of (i) $50,000,000 and (ii) the principal amount of Incremental Term Loans implemented pursuant to the First Incremental Amendment, over (B) the aggregate amount of outstanding Incremental Term Loan Commitments established pursuant to Section 2.12 and (ii) an amount such that at the time of such incurrence and after giving effect thereto on a Pro Forma Basis, the Borrower shall be in compliance on a Pro Forma Basis with the Senior Secured Leverage Ratio Test.
(c)    The definition of “Lender” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Lender” means each financial institution listed on Schedule 2.01 (other than any such person that ceased to be a party hereto pursuant to an Assignment and Acceptance in accordance with Section 10.06), each person that is an Incremental Term Lender and any person that becomes a “Lender” hereunder pursuant to Section 10.06.
(d)    The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Loan Documents” means this Agreement, the Security Documents, the Intercreditor Agreement, the Term Intercreditor Agreement, the First Incremental Amendment and any Note issued under Section 2.06(e), and solely for the purposes of Sections 5.02 and 8.01 hereof, the Fee Letter and the Administrative Agent Fee Letter.
(e)    The definition of “Term B Loan Commitment” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Term B Loan Commitment” means with respect to each Lender, the commitment of such Lender to make Term B Loans as set forth in Section 2.01(i) or Incremental Term Loans in the form of Term B Loans as set forth in Section 2.01(ii). The initial amount of each Lender’s Term B Loan Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance or Incremental Assumption Agreement pursuant to which such Lender shall have assumed its Term B Loan Commitment (or its Incremental Term Loan Commitment), as applicable. The aggregate amount of the Term B Loan Commitments on the First Incremental Amendment Effective Date is $110,000,000.

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(f)    Section 2.07(a) of the Credit Agreement is hereby amended by replacing the table therein with the following:

Date	Amount of Term B Borrowings to Be Repaid
March 31, 2013	$1,089,578.07
June 30, 2013	$1,089,578.07
September 30, 2013	$1,089,578.07
December 31, 2013	$1,089,578.07
March 31, 2014	$1,089,578.07
June 30, 2014	$1,089,578.07
September 30, 2014	$1,089,578.07
December 31, 2014	$1,089,578.07
March 31, 2015	$1,089,578.07
June 30, 2015	$1,089,578.07
September 30, 2015	$1,089,578.07
December 31, 2015	$1,089,578.07
March 31, 2016	$1,089,578.07
June 30, 2016	$1,089,578.07
September 30, 2016	$1,089,578.07
December 31, 2016	$1,089,578.07
March 31, 2017	$1,089,578.07
June 30, 2017	$1,089,578.07
September 30, 2017	$1,089,578.07
December 31, 2017	$1,089,578.07
March 31, 2018	$1,089,578.07
June 30, 2018	$1,089,578.07
September 30, 2018	$1,089,578.07
December 31, 2018	$1,089,578.07
Term B Facility Maturity Date	$406,412,626.32 or remainder
(g)    Section 2.08(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(b)    Notwithstanding anything herein to the contrary, in the event that, on or prior to the first anniversary of the First Incremental Amendment Effective Date, the Borrower (i) makes any prepayment of Term Loans with the proceeds of any Repricing Transaction described under clause (i) of the definition of Repricing Transaction, or (ii) effects any amendment of this Agreement resulting in a Repricing Transaction under clause (ii) of the definition of Repricing Transaction, the Borrower shall on the date of such prepayment or amendment, as applicable, pay to each Lender, (A) in the case of such clause (x), 1.00% of the principal amount of the Term Loans so prepaid and (B) in the case of such

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clause (y), 1.00% of the aggregate amount of the Term Loans affected by such Repricing Transaction and outstanding on the effective date of such amendment.
ARTICLE IV
CONDITIONS TO EFFECTIVENESS
Section 4.01    Conditions to Effectiveness of this First Incremental Amendment. This First Incremental Amendment, the funding of Incremental Term Loans pursuant hereto and each of the amendments to the Credit Agreement contained herein shall become effective on the date (the “First Incremental Amendment Effective Date”) on which the following conditions precedent are satisfied (or waived):
(a)    Execution and Delivery of this First Incremental Amendment. The Administrative Agent shall have received counterparts of this First Incremental Amendment duly executed by the Borrower, the Incremental Term Lender, the Administrative Agent and the Required Lenders under the Credit Agreement.
(b)    Payment of Fees. All fees required to be paid and costs and expenses, in each case, due to the Administrative Agent and its affiliates and the Lenders shall have been paid; provided that any fees may be paid by being netted out of the proceeds of Incremental Term Loans.
(c)    Counsel Fees. Fried, Frank, Harris, Shriver & Jacobson LLP (“Fried Frank”) shall have received full payment from the Borrower of the fees and expenses of Fried Frank described in Section 6.06 of this First Incremental Amendment.
(d)    Deliverables. The Administrative Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the First Incremental Amendment Effective Date (or, in the case of certificates of governmental officials, a recent date before the First Incremental Amendment Effective Date) and each in form and substance reasonably satisfactory to the Administrative Agent and the Incremental Term Lender:
(i)    if requested by the Incremental Term Lender three or more Business Days prior to the First Incremental Amendment Effective Date, a Note executed by the Borrower in favor of the Incremental Term Lender;
(ii)    a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of each applicable jurisdiction) of each Loan Party as of a recent date;
(iii)    a certificate of the Secretary or Assistant Secretary or similar officer of each Loan Party dated the First Incremental Amendment Effective Date and certifying;
(A)    that attached thereto is a true and complete copy of the certificate or articles of incorporation, certificate of limited partnership or certificate of formation, including all amendments thereto, of each Loan Party;
(B)    that attached thereto is a true and complete copy of the by-laws (or partnership agreement, limited liability company agreement or other equivalent governing documents) of such Loan Party as in effect on the First Incremental Amendment Effective

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Date and at all times since a date prior to the date of the resolutions described in clause (B) below;
(C)    that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of the First Incremental Amendment Documents (as defined in Section 5.01) to which such person is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the First Incremental Amendment Effective Date;
(D)    that the certificate or articles of incorporation, certificate of limited partnership or certificate of formation of such Loan Party has not been amended since the date of the last amendment thereto disclosed pursuant to clause (A) above;
(E)    as to the incumbency and specimen signature of each officer executing any First Incremental Amendment Document or any other document delivered in connection herewith on behalf of such Loan Party; and
(F)    as to the absence of any pending proceeding for the dissolution or liquidation of such Loan Party or, to the knowledge of such person, threatening the existence of such Loan Party;
(iv)    a certificate of a director or another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary or similar officer executing the certificate pursuant to clause (iii) above; and
(v)    a favorable written opinion of (i) Wachtell, Lipton, Rosen & Katz and (ii) Gail Lehman, Esq., the General Counsel to the Borrower, in each case (A) dated the First Incremental Amendment Effective Date, (B) addressed to the Administrative Agent and the Incremental Term Lender and (C) in form and substance reasonably satisfactory to the Administrative Agent and covering such matters as the Administrative Agent shall reasonably request; and
(vi)    a certificate signed by a Responsible Officer of the Borrower certifying that the conditions precedent set forth in Section 5.01(b) and (c) of the Credit Agreement shall have been satisfied both before and after giving effect to this First Incremental Amendment and the Incremental Term Loans provided hereby.
(e)    First Incremental Amendment Effective Date. The First Incremental Amendment Effective Date shall have occurred on or prior to March 8, 2013.
(f)    Representations and Warranties. The representations and warranties set forth in Section 5.01 of this First Incremental Amendment and any other the Loan Document shall be true and correct in all material respects as of such date, as applicable, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
(g)    Notices Required by Section 2.12 of the Credit Agreement. All notices required for Incremental Term Loans shall have been delivered as required by Sections 2.12(a) of the Credit Agreement.

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(h)    Borrowing Request. The Administrative Agent shall have received a Borrowing Request requesting the borrowing of Incremental Term Loans on the First Incremental Amendment Effective Date in accordance with the requirements of Section 2.03 of the Credit Agreement; provided that the Administrative Agent, in its reasonable discretion, may shorten notice periods required by Section 2.03 of the Credit Agreement.
Section 4.02    Effects of this First Incremental Amendment.
(a)    On the First Incremental Amendment Effective Date, the Credit Agreement will be automatically amended to reflect the amendments thereto provided for in this First Incremental Amendment. The rights and obligations of the parties hereto shall be governed (i) prior to the First Incremental Amendment Effective Date, by the Credit Agreement and (ii) on and after the First Incremental Amendment Effective Date, by the Amended Credit Agreement. Once the First Incremental Amendment Effective Date has occurred, each reference in the Credit agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and all references to the Credit Agreement in any document, instrument, agreement, or writing shall be deemed to refer to the Amended Credit Agreement.
(b)    Other than as specifically provided herein, this First Incremental Amendment shall not operate as a waiver or amendment of any right, power or privilege of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document or of any other term or condition of the Credit Agreement or any other Loan Document, nor shall the entering into of this First Incremental Amendment preclude the Administrative Agent and/or any Lender from refusing to enter into any further waivers or amendments with respect thereto. This First Incremental Amendment is not intended by any of the parties hereto to be interpreted as a course of dealing which would in any way impair the rights or remedies of the Administrative Agent or any Lender except as expressly stated herein, and no Lender shall have any obligation to extend credit to the Borrower other than pursuant to the strict terms of the Credit Agreement and the other Loan Documents, as amended or supplemented to date (including by means of this First Incremental Amendment).
ARTICLE V
REPRESENTATIONS AND WARRANTIES
Section 5.01    Representations and Warranties of the Borrower. In order to induce the Incremental Term Lender to commit to provide Incremental Term Loans and the Administrative Agent and the Incremental Term Lender to enter into this First Incremental Amendment, the Borrower represents and warrants, as of the date hereof and the First Incremental Amendment Effective Date, that each Loan Party has all requisite power and authority to execute, deliver and perform its obligations under the First Incremental Amendment and any agreement or certificate required to be delivered hereunder (collectively, the “First Incremental Amendment Documents”) to which it is a party and, in the case of the Borrower, to borrow and otherwise obtain credit hereunder; the execution, delivery and performance by each Loan Party of each of the First Incremental Amendment Documents to which it is a party and the borrowings hereunder and the transactions contemplated hereby have been duly authorized by all corporate, stockholder, partnership or limited liability company action required to be obtained by such Loan Party; no action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution, delivery, performance, validity or enforceability of this First Incremental Amendment or any of the other First Incremental Amendment Documents except such as have been made or obtained and are in full force and effect and such actions, consents and approvals the failure of which to be obtained or made would not reasonably be expected to have a Material Adverse Effect; each First Incremental Amendment Document has been duly executed and delivered on behalf of each Loan Party party

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thereto and constitutes a legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.
ARTICLE VI
MISCELLANEOUS
Section 6.01    Headings. Article and Section headings used herein are for convenience of reference only, are not part of this First Incremental Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this First Incremental Amendment.
Section 6.02    Execution in Counterparts. This First Incremental Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this First Incremental Amendment by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this First Incremental Amendment.
Section 6.03    Successors and Assigns. The provisions of this First Incremental Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
Section 6.04    Governing Law; Jurisdiction, Etc.
(a)    Governing Law. THIS FIRST INCREMENTAL AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS FIRST INCREMENTAL AMENDMENT OR ANY OTHER FIRST INCREMENTAL AMENDMENT DOCUMENT (EXCEPT, AS TO ANY OTHER FIRST INCREMENTAL AMENDMENT DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF LAWS OF ANOTHER JURISDICTION.
(b)    Submission to Jurisdiction. THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS FIRST INCREMENTAL AMENDMENT AND THE OTHER FIRST INCREMENTAL AMENDMENT DOCUMENTS TO WHICH IT IS A PARTY OR THE TRANSACTIONS RELATING HERETO OR THERETO IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT

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PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS FIRST INCREMENTAL AMENDMENT OR ANY OTHER FIRST INCREMENTAL AMENDMENT DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS FIRST INCREMENTAL AMENDMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(c)    Waiver of Venue. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS FIRST INCREMENTAL AMENDMENT OR ANY FIRST INCREMENTAL AMENDMENT DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)    Service of Process. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS FIRST INCREMENTAL AMENDMENT OR ANY OTHER FIRST INCREMENTAL AMENDMENT DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
Section 6.05    Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS FIRST INCREMENTAL AMENDMENT OR ANY OTHER FIRST INCREMENTAL AMENDMENT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS FIRST INCREMENTAL AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
Section 6.06    Fees and Expenses. The Borrower agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its affiliates (including the reasonable and invoiced fees, charges and disbursements of Fried, Frank, Harris, Shriver & Jacobson LLP, as counsel for the Administrative Agent) in connection with the preparation, negotiation, execution, delivery, administration and enforcement of this First Incremental Amendment and the other documents and instruments referred to herein or contemplated hereby.
Section 6.07    Loan Document Pursuant to Credit Agreement. This First Incremental Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed,

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administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the effectiveness hereof, the Amended Credit Agreement).
[Signature Pages Follow]

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IN WITNESS WHEREOF, the signatories hereto have caused this First Incremental Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

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BORROWER:	NORANDA ALUMINUM ACQUISITION CORPORATION By: /s/ Robert B. Mahoney Name: Robert B. Mahoney Title: CFO
ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent By: /s/ Kelly Weaver Name: Kelly Weaver Title: AVP
INCREMENTAL TERM LENDER:	BANK OF AMERICA, N.A., as Incremental Term Lender By: /s/ Joseph L. Corah Name: Joseph L. Corah Title: Director
LENDERS:
SIGNATURE PAGE TO THE INCREMENTAL AMENDMENT NO. 1 DATED AS OF MARCH 8, 2013 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 29, 2012, AMONG NORANDA ALUMINUM HOLDING CORPORATION, NORANDA ALUMINUM ACQUISITION CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CITIBANK, N.A., UBS SECURITIES LLC, BARCLAYS CAPITAL, CREDIT SUISSE SECURITIES (USA) LLC, GOLDMAN SACHS BANK USA AND APOLLO GLOBAL SECURITIES, LLC, AS CO-SYNDICATION AGENTS AND CO-DOCUMENTATION AGENTS
BANK OF AMERICA, N.A., as Administrative Agent, for and on behalf of the Required Lenders who have consented hereto as provided in Section 10.01 of the Credit Agreement

By:  /s/ Kelly Weaver
Name: Kelly Weaver
Title: AVP

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ACKNOWLEDGEMENT AND AGREEMENT
Each Loan Party listed below hereby acknowledges that it has reviewed the Incremental Amendment No. 1 to Credit Agreement dated as of March 8, 2013 to which this Acknowledgement and Agreement is attached as an exhibit (the “First Incremental Amendment”) and hereby consents to the execution, delivery and performance thereof by the Borrower. Each Loan Party hereby confirms its obligation under each Loan Document to which it is a party and agrees that, after giving effect to the First Incremental Amendment, neither the modification of the Credit Agreement or any other Loan Document effected pursuant to the First Incremental Amendment, nor the execution, delivery, performance or effectiveness of the First Incremental Amendment or any other Loan Document impairs the validity or effectiveness of any Loan Document to which it is a party or impairs the validity, effectiveness or priority of the Liens granted pursuant to any other Loan Document to which it is a party or by which it is otherwise bound.

NORANDA ALUMINUM HOLDING CORPORATION By: /s/ Robert B. Mahoney Name: Robert B. Mahoney Title: CFO
NORANDA INTERMEDIATE HOLDING CORPORATION By: /s/ Robert B. Mahoney Name: Robert B. Mahoney Title: CFO and Vice President - Finance
NORANDA ALUMINIUM, INC. By: /s/ Mark J. Walker Name: Mark J. Walker Title: Treasurer
GRAMERCY ALUMINA HOLDINGS INC. By: /s/ Mark J. Walker Name: Mark J. Walker Title: Treasurer

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NORANDAL USA, INC. By: /s/ Robert B. Mahoney Name: Robert B. Mahoney Title: CFO and Secretary
GRAMERCY ALUMINA HOLDINGS II, INC. By: /s/ Gail E. Lehman Name: Gail E. Lehman Title: Secretary and General Counsel
NORANDA ALUMINA LLC By: /s/ Gail E. Lehman Name: Gail E. Lehman Title: Secretary

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ANNEX I

INCREMENTAL TERM LOANS

Incremental Term Lender	Amount	Upfront Fee

Bank of America, N.A.	$110,000,000	$550,000

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